UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 23, 2005

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MAXWELL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

9244 Balboa Avenue
San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(858) 503-3300
(Registrant's Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        Effective as of June 23, 2005, the Board of Directors (the “Board”) of Maxwell Technologies, Inc. (the “Company”), upon recommendation of the Company’s Compensation Committee, approved the executive officer compensation matters described below.

        The Board approved the grant of restricted shares of the Company’s common stock, par value $0.10 per share (the “Shares”), for each of the Company’s executive officers pursuant to the Maxwell Technologies, Inc. 2005 Omnibus Equity Incentive Plan.

        The Company’s executive officers were granted a varying number of Shares, each with different vesting schedules. Shares will vest under each of the grants as follows: (a) none of the Shares may vest until the one year anniversary of the date of grant; (b) the Shares will vest immediately upon the death or disability of the grantee or upon a change of control; and (c) subject to (a) and (b) above, the Shares will vest upon attainment of ratios based on varying combinations of performance metrics such as: (i) the closing price of a share of the Company’s common stock listed on the Nasdaq National Market averages a specified target for a specified period of time; (ii) the Company achieves a specified operating profit for a specified period of time; (iii) production orders from major customers for a specified number of units are awarded to the Company; (iv) revenue goals are achieved; (v) the Company achieves specified product shipment targets; (vi) the Company receives an annual review by its independent auditors indicating that it is compliant with the requirements of the Sarbanes-Oxley Act of 2002; (vii) the Company achieves specified metrics on launches of product lines; or (viii) the Company completes specified transactions.

        The Board also approved bonus eligibility for the Company’s executive officers ranging from 50% to 60% of an officer’s annual salary, depending on an officer’s position, which bonuses are to be paid-out upon achievement of profitability performance metrics.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document

10.1	Form of Notice of Restricted Stock Award and Restricted Stock Agreement (incorporated by reference to the Company's Registration Statement on Form S-8 (SEC File No. 333-126062), filed with the U.S. Securities and Exchange Commission on June 22, 2005)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.
Date: June 23, 2005	By: /s/ David H. Russian
David H. Russian
Vice President, Finance, Treasurer,
Chief Financial Officer and
Corporate Secretary

MAXWELL TECHNOLOGIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Document

10.1	Form of Notice of Restricted Stock Award and Restricted Stock Agreement (incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC File No. 333-126062), filed with the U.S. Securities and Exchange Commission on June 22, 2005)